EXHIBIT 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made as of the 30th day of November, 2007, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, “Grantors” and each individually “Grantor”), and GVEC RESOURCE IV INC., a company organized and existing under the laws of the British Virgin Islands, in its capacity as administrative agent for the Lender Group (together with its successors, “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Credit Agreement”) among EMRISE Corporation, a Delaware corporation (“Parent”), each of Parent’s Subsidiaries identified on the signature pages thereto (such Subsidiaries, together with Parent, are referred to hereinafter individually as a “Borrower” and collectively, jointly and severally, as the “Borrowers”), the lenders party thereto as “Lenders” (“Lenders”), and Agent, the Lender Group is willing to make available to Borrowers a secured credit facility of up to $23,000,000 from time to time pursuant to the terms and conditions thereof;

WHEREAS, Agent has agreed to act as agent for the benefit of the Lender Group in connection with the transactions contemplated by this Agreement; and

WHEREAS, in order to induce the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrowers as provided for in the Credit Agreement, Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, (a) the obligations of Grantors arising from this Agreement, the Credit Agreement, and the other Loan Documents and (b) all Obligations of any Borrower (including, without limitation, any interest, fees or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding), plus reasonable attorneys fees and expenses if the obligations represented thereunder are collected by law, through an attorney-at-law, or under advice therefrom (clauses (a) and (b) being hereinafter referred to as the “Secured Obligations”), by the granting of the security interests contemplated by this Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. All capitalized terms used herein (including, without limitation, in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Credit Agreement; provided, however, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)           “Accounts” means accounts (as that term is defined in the Code).

(b)           “Code” means the California Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(c)           “Copyrights” means all right, title and interest in and to copyrights in works of authorship of any kind, and all registration applications, registrations and recordings thereof in the Office of the United States Register of Copyrights, Library of Congress, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired, including, but not limited to, those described in Schedule A to the Copyright Security Agreement annexed  hereto and made a part hereof, together with all extensions, renewals, reversionary rights, and corrections thereof and all licenses thereof or pertaining thereto.

(d)           “Copyright Security Agreement” means each Copyright Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit A attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group, a security interest in all their respective Copyrights.

(e)           “Deposit Account” means a deposit account (as that term is defined in the Code).

(f)            “Equipment” means equipment (as that term is defined in the Code).

(g)           “General Intangibles” means general intangibles (as that term is defined in the Code and, in any event, including, without limitation, payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill (including the goodwill associated with any Trademark, Patent, or Copyright), Patents, Trademarks, Copyrights, URLs and domain names, industrial designs, other industrial or intellectual property or rights therein or applications therefor, whether under license or otherwise, programs, programming materials, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including intellectual property licenses, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, uncertificated securities, and any other personal property other than commercial tort claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction).

(h)           “Intellectual Property Collateral” means the Copyrights, the Patents and the Trademarks.

(i)            “Inventory” means inventory (as that term is defined in the Code).

(j)            “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following regardless of whether classified as investment property under the Code:  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(k)           “Patents” means all right, title and interest in and to all inventions and letters patent and registration applications therefor, and all registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired, including, but not limited to, those described in Schedule A to the Patent Security Agreement annexed hereto and made a part hereof, together with all re-examinations, reissues, continuations, continuations-in-part, divisions, improvements and extensions thereof and all licenses thereof or pertaining thereto and all licenses of patent rights now in effect or hereafter entered into and the rights to make, use and sell, and all other rights with respect to, the inventions disclosed or claimed therein, all inventions, designs, proprietary or technical information, know-how, other data or information, software, databases, all embodiments or fixations thereof and related documentation, all information having value in connection with the business relating thereto and all other trade secret rights not described above.

(l)            “Patent Security Agreement” means each Patent Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit B attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group, a security interest in all their respective Patents.

(m)          “Pledged Companies” means, each Person listed on Schedule 1 hereto as a “Pledged Company”, together with each other Person, all or a portion of whose Stock, is acquired or otherwise owned by a Grantor after the Closing Date.

(n)           “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by such Grantor, regardless of class or designation, including, without limitation, in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including, without limitation, any certificates representing the Stock, the right to request after the occurrence and during the continuation of an Event of Default that such Stock be registered in the name of Agent or any of its nominees, the right to receive any certificates representing any of the Stock and the right to require that such certificates be delivered to Agent together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Grantor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(o)           “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit C to this Agreement.

(p)           “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of the Pledged Companies that are limited liability companies.

(q)           “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(r)            “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(s)           “Securities Accounts” means securities accounts (as that term is defined in the Code).

(t)            “Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

(u)           “Trademarks” means all right, title and interest in and to trademarks, trade names, trade styles, service marks, logos, emblems, prints and labels, all elements of package or trade dress of goods, and all general intangibles of like nature, now existing or hereafter adopted or acquired, together with the goodwill of the business connected with the use thereof and symbolized thereby, and all registration applications, registrations and recordings thereof, including, without limitation, registration applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, whether now owned or hereafter acquired, including, but not limited to, those described in Schedule A to the Trademark Security Agreement and made a part hereof, together with all extensions, renewals and corrections thereof and all licenses thereof or pertaining thereto.

(v)           “Trademark Security Agreement” means each Trademark Security Agreement among Grantors, or any of them, and Agent, for the benefit of the Lender Group, in substantially the form of Exhibit D attached hereto, pursuant to which Grantors have granted to Agent, for the benefit of the Lender Group, a security interest in all their respective Trademarks.

(w)          “URL” means “uniform recourse locator,” an internet web address.

2.             Grant of Security. Each Grantor hereby unconditionally grants, assigns and pledges to Agent, for the benefit of the Lender Group, a continuing security interest in all personal property of such Grantor whether now owned or hereafter acquired or arising and wherever located (hereinafter referred to as the “Security Interest”), including, without limitation, such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

(a)           all of such Grantor’s Accounts;

(b)           all of such Grantor’s books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information) (“Books”);

(c)           all of such Grantor’s chattel paper (as that term is defined in the Code) and, in any event, including, without limitation, tangible chattel paper and electronic chattel paper (“Chattel Paper”);

(d)           all of such Grantor’s interest with respect to any Deposit Account;

(e)           all of such Grantor’s Equipment and fixtures;

(f)            all of such Grantor’s General Intangibles;

(g)           all of such Grantor’s Intellectual Property Collateral;

(h)           all of such Grantor’s Inventory;

(i)            all of such Grantor’s Investment Related Property;

(j)            all of such Grantor’s letters of credit, letter of credit rights, instruments, promissory notes, drafts, and documents (as such terms may be defined in the Code) (“Negotiable Collateral”);

(k)           all of such Grantor’s rights in respect of supporting obligations (as such term is defined in the Code), including letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments, or Investment Related Property (“Supporting Obligations”);

(l)            all of such Grantor’s interest with respect to any commercial tort claims (as that term is defined in the Code), including, without limitation those commercial tort claims listed on Schedule 2 attached hereto (“Commercial Tort Claims”);

(m)          all of such Grantor’s money, Cash Equivalents, or other assets of each such Grantor that now or hereafter come into the possession, custody, or control of Agent or any other member of the Lender Group or the Bank Product Provider;

(n)           all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or commercial tort claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the property of Grantors, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing Collateral (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Grantor or Agent from time to time with respect to any of the Investment Related Property.

3.             Security for Secured Obligations. This Agreement and the Security Interest created hereby secures the payment and performance of all the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations owed by Borrowers, or any of them, to Agent, the Lender Group or any of them.

4.             Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including, without limitation, the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Agent or any other member of the Lender Group of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the members of the Lender Group shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the members of the Lender Group be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, or other Loan Documents, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including, without limitation, all voting, consensual, and dividend rights, shall remain in the applicable Grantor until the occurrence of an Event of Default and until Agent shall notify the applicable Grantor of Agent’s exercise of voting, consensual, and/or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.             Representations and Warranties. Each Grantor hereby represents and warrants as follows, which representations and warranties shall be continuing until the Secured Obligations are paid in full and the Commitments terminated:

(a)           The exact legal name of each of the Grantors is set forth on the signature pages of this Agreement or a written notice provided to Agent pursuant to Section 6.5 of the Credit Agreement.

(b)           Schedule 3 attached hereto sets forth all Real Property owned by Grantors as of the Closing Date.

(c)           As of the date hereof, no Borrower has any Trademarks, Patents or Copyrights registered, or which are the subject of any pending application, in the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or the United States Register of Copyrights, or in any similar office or agency of any country or political subdivision thereof throughout the world, other than those identified in Schedule A to each of the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement. The registrations of the Trademarks are valid and subsisting and in full force and effect. No Grantor has granted a license or otherwise agreed to allow any third party to use any Trademark (except as disclosed to Agent in writing prior to the date of this Agreement). The Patents are valid and subsisting and in full force and effect and have not been adjudged or, to such Grantor’s knowledge, claimed invalid or unenforceable in whole or in part (except for Permitted Liens). No Grantor has granted a license or otherwise agreed to allow any third party to use any Patent (except as disclosed to Agent in writing prior to the date of this Agreement). None of the Patents has been abandoned or dedicated.

(d)           This Agreement creates a valid security interest in the Collateral of each of Grantors, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. All filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 4 attached hereto or will have been taken upon: (i)  the filing of financing statements listing each applicable Grantor, as a debtor, and Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 4 attached hereto; and (ii) the recording in the US Copyright Office and the US Patent and Trademark Office of a notice of Agent’s security interest in pertinent Intellectual Property. Upon the making of such filings, Agent shall have a first priority perfected security interest in the Collateral (subject only to Permitted Liens) of each Grantor to the extent such security interest can be perfected by the filing of a financing statement or recordation in the US Copyright Office or the US Patent and Trademark Office.

(e)           Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 1 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (i)  all of the Pledged Interests are duly authorized, validly issued, fully paid and nonassessable and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding equity interests of the Pledged Companies of such Grantor identified on Schedule 1 hereto as supplemented or modified by any Pledged Interests Addendum or any Supplement to this Agreement; (ii) such Grantor has the right and requisite authority to pledge, the Investment Related Property pledged by such Grantor to Agent as provided herein; (iii) all actions necessary or desirable to perfect, establish the first priority (subject to Permitted Liens) of, or otherwise protect, Agent’s Liens in the Investment Related Collateral, and the proceeds thereof, have been duly taken, (a) upon the execution and delivery of this Agreement; (b) upon the taking of possession by Agent of any certificates constituting the Pledged Interests, to the extent such Pledged Interests are represented by certificates, together with undated powers endorsed in blank by the applicable Grantor; (c) upon the filing of financing statements in the applicable jurisdiction set forth on Schedule 4 attached hereto for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (d) with respect to any Securities Accounts, upon the delivery of Control Agreements with respect thereto; and (iv) each Grantor has delivered to and deposited with Agent (or, with respect to any Pledged Interests created after the Closing Date, will deliver and deposit in accordance with Sections 6 and 8 hereof) all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates.

(f)            Other than the filing of financing statements, Mortgages and the security agreements attached hereto as Exhibits A, B and D and any requirement under applicable law to register Stock, no consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except (x) as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally; and (y) for consents and approvals that have been obtained and that are still in force and effect.

6.             Covenants. Each Grantor, jointly and severally, covenants and agrees with Agent and the Lender Group that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 hereof:

(a)           Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, and if and to the extent that perfection or priority of Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, immediately upon the request of Agent and in accordance with Section 8 hereof, shall execute such other documents as shall be reasonably requested by Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Agent, together with such undated powers endorsed in blank as shall be requested by Agent.

(b)           Chattel Paper.

(i)            Upon the request of Agent, each Grantor shall take all steps reasonably necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction.

(ii)           If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Credit Agreement), promptly upon the request of Agent, such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of GVEC Resource IV Inc., as Agent for the benefit of the Lender Group”.

(c)           Control Agreements.

(i)            Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain an authenticated Control Agreement, from each bank holding a Deposit Account for such Grantor.

(ii)           Except to the extent otherwise permitted by the Credit Agreement, each Grantor shall obtain authenticated Control Agreements, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

(d)           Letter of Credit Rights. Each Grantor that is or becomes the beneficiary of a letter of credit in excess of $50,000 shall promptly (and in any event within 5 Business Days after becoming a beneficiary), notify Agent thereof and, upon the request by Agent, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to letter-of-credit rights (as that term is defined in the Code) assigning such letter-of-credit rights to Agent and directing all payments thereunder to Agent’s Account, all in form and substance satisfactory to Agent.

(e)           Commercial Tort Claims. Each Grantor shall promptly (and in any event within 5 Business Days of receipt thereof), notify Agent in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof against any third party in an amount exceeding $100,000 and, upon request of Agent, promptly amend Schedule 2 to this Agreement, authorize the filing of additional or amendments to existing financing statements and do such other acts or things deemed necessary or desirable by Agent to give Agent a first priority, perfected security interest in any such Commercial Tort Claim.

(f)            Investment Related Property.

(i)            If any Grantor shall receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within 5 Business Days of receipt thereof) deliver to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests.

(ii)           Each Grantor agrees that it will cooperate with Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law in connection with the Security Interest on the Investment Related Property or any sale or transfer thereof.

(iii)          As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (a) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (b) do not and will not constitute investment company securities, and (c) are not and will not be held by such Pledgor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(g)           Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property it will promptly (and in any event within 10 Business Days of acquisition) notify Agent of the acquisition of such Real Property and will grant to Agent, for the benefit of the Lender Group, a first priority (subject to existing Liens) Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and upon request of Agent shall deliver such other documentation and opinions, in form and substance reasonably satisfactory to Agent, in connection with the grant of such Mortgage as Agent shall request in its Permitted Discretion, including, without limitation, title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, taxes and other fees and costs (including reasonable attorneys fees and expenses) incurred in connection therewith. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

(h)           Transfers and Other Liens. Grantors shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except expressly permitted by the Credit Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any of Grantors, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Loan Documents.

(i)            Other Actions as to Any and All Collateral. Each Grantor shall promptly (and in any event within 5 Business Days of acquiring or obtaining such Collateral) notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in the Code), or instruments (as defined in the Code) and, upon the request of Agent and in accordance with Section 8 hereof, promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property in accordance with Section 6 hereof and do such other acts or things deemed necessary or desirable by Agent to protect Agent’s Security Interest therein.

(j)            Intellectual Property Collateral.

(i)            Each Grantor (either itself or through its licensees) will place appropriate notice of Copyright on all copies embodying copyrighted works covered by the Copyright which are publicly distributed and no Grantor will (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Copyright may become invalidated or dedicated to the public domain. Each Grantor will continue to use standards of quality in the manufacture of products sold under the Trademarks that are at least equal to those standards in effect as of the date of this Agreement. Each Grantor (either itself or through its licensees) will continue to use the Trademarks on its current lines of goods as reflected in its current catalogs, brochures and price lists in order to maintain the Trademarks in full force and effect, in the ordinary course of business, and no Grantor will (or will permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated. No Grantor will do any act, or omit to do any act, or permit any licensee thereof to do any act whereby any Patent may become abandoned or dedicated.

(ii)           Each Grantor will promptly perform all acts and execute all documents, including, without limitation, grants of security in forms acceptable to Agent and suitable for recording with (a) the United States Patent and Trademark Office and the United States Register of Copyrights, and (b) the appropriate offices and agencies of foreign jurisdictions reasonably requested by Agent at any time to evidence, perfect, maintain, record or enforce the Agent’s security interest in the Intellectual Property Collateral or otherwise in furtherance of the provisions of this Agreement. Each Grantor hereby authorizes Agent to execute and file one or more financing statements (and any similar documents) or copies thereof or of this Agreement with respect to the Intellectual Property Collateral (with a copy sent to Administrative Borrower).

(iii)          In the event that any Grantor, either itself or through any subsidiary, affiliate, agent, employee, licensee or designee, shall file an application for the issuance of any Patent or registration of any Trademark with the United States Patent and Trademark Office, or any similar office of the United States or in any office of the Secretary of State (or equivalent) of any state thereof, or for the registration of any Copyright with the United States Register of Copyrights, or for the registration of any Patent, Trademark or Copyright in any similar office or agency of any country or political subdivision thereof throughout the world, or shall obtain issuance of any Patent or registration of any Trademark or Copyright previously applied for, or shall adopt, acquire or obtain rights to any new trademark, patent application or work for which a copyright application has been or is expected to be filed, or become entitled to the benefit of any patent application or any patent or any part thereof for reissue, re-examination, continuation, continuation-in-part, division, improvement or extension, the applicable Grantor shall (a) inform Agent of any such event or action in semi-annual reports which Borrowers shall deliver to Agent concurrently with the delivery to Agent of the quarterly financial information of Borrower pursuant to the Credit Agreement, and (b) execute and deliver any and all assignments, agreements, instruments, documents and papers as are necessary or appropriate or as Agent may reasonably request to evidence the Agent’s security interest in such Trademark, Patent or Copyright and the goodwill and general intangibles of Grantors relating thereto or represented thereby. Each Grantor hereby constitutes Agent, or Agent’s agent, its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are indefeasibly paid in full and the Commitments terminated. Each Grantor authorizes the amendment of the schedules hereto to include any future Intellectual Property Collateral registrations or applications which may be acquired or made by such Grantor.

(iv)          Each Grantor has the authority, right and power to enter into this Agreement and to perform its terms and to grant the security interest herein granted, and has not entered and will not enter into any oral or written agreements which would prevent such Grantor from complying with the terms hereof, provided, however, each Grantor may enter into or maintain in effect such non-exclusive license agreements with respect to the Intellectual Property Collateral as such Grantor believes in its reasonable business judgment are in the best interest of such Grantor’s business, so long as any such license agreement does not prohibit the assignment thereof to Agent, for the benefit of the Lender Group. The Intellectual Property Collateral is not now, and at all times will not be, subject to any Liens (other than Permitted Liens); provided, however, each Grantor may enter into such non-exclusive license agreements with respect to the Intellectual Property Collateral as such Grantor believes in its reasonable business judgment are in the best interest of such Grantor’s business, so long as any such license agreement does not prohibit the assignment thereof to Agent, for the benefit of the Lender Group. To the best knowledge of each Grantor, none of the Intellectual Property Collateral is subject to any claims of any other party.

(v)           Except for Permitted Liens, or to the extent that Agent upon prior written notice from Grantor, shall consent in writing, no Grantor will assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, grant an exclusive license, or otherwise dispose of any of the Intellectual Property Collateral, and nothing in this Agreement shall be deemed a consent by Agent to any such action except as expressly permitted herein.

(vi)          Each Grantor will take commercially reasonable steps in any proceeding before the United States Patent and Trademark Office, United States Register of Copyrights or similar office or agency of the United States or any office of the Secretary of State (or equivalent) of any state thereof, or in any similar office or agency of any country or political subdivision thereof throughout the world, to maintain each registration application and registration of the Intellectual Property Collateral, including, without limitation, filing of renewals, extensions, affidavits of use and incontestability, and opposition, interference and cancellation proceedings. Each Grantor shall notify Agent promptly in writing if any registration application or registration relating to any Intellectual Property Collateral may become abandoned or dedicated or subject to an adverse final determination in any proceeding in the United States Patent and Trademark Office or United States Register of Copyrights or in any similar office or agency of any country or political subdivision thereof throughout the world or in any court regarding such Grantor’s ownership of such Intellectual Property Collateral, its right to register same, or to keep or maintain the validity of same.

(vii)         In the event that any Grantor acquires actual knowledge that any Trademark, Patent or Copyright is infringed, misappropriated or diluted by a third party, such Grantor shall promptly sue for infringement, misappropriation and/or dilution and to obtain injunctive relief and recover damages therefor, unless such Grantor shall determine in its reasonable business judgment that such suit is not in the best interest of such Grantor’s business, and the applicable Grantor shall take such other actions reasonably required to protect such Trademark, Patent or Copyright as such Grantor shall deem appropriate in its reasonable business judgment under the circumstances. Upon and during the continuation of an Event of Default, Agent shall have the right, but in no way shall be obligated, to bring suit in its own name to enforce the Trademarks, Patents and Copyrights and any licenses thereunder, in which event the applicable Grantor shall, at the request of Agent, do any and all lawful acts requested by Agent and execute any and all documents required by Agent to aid such enforcement, and the applicable Grantor shall, upon demand, promptly reimburse and indemnify Agent for all costs and expenses incurred in such enforcement.

7.             Relation to Other Loan Documents. The provisions of this Agreement shall be read and construed with the other Loan Documents referred to below in the manner so indicated. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

8.             Further Assurances.

(a)           Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)           Each Grantor authorizes the filing of such financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Agent such other instruments or notices, as may be necessary or as Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)           Each Grantor authorizes Agent to file, transmit, or communicate, as applicable, financing statements and amendments describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, in order to perfect Agent’s security interest in the Collateral without such Grantor’s signature. Each Grantor also hereby ratifies its authorization for Agent to have filed in any jurisdiction any financing statements filed prior to the date hereof.

(d)           Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agent, subject to such Grantor’s rights under Section 9509(d)(2) of the Code.

9.             Agent’s Right to Perform Contracts. Upon the occurrence and continuation of an Event of Default, Agent (or its designee) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could.

10.           Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, to take any action and to execute any instrument which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, without notice to any Grantor or Borrower, including, without limitation:

(a)           at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)           at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Agent;

(c)           to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)           at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Agent with respect to any of the Collateral;

(e)           at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(f)            at such time as an Event of Default has occurred and is continuing under the Credit Agreement, to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(g)           at such time as an Event of Default has occurred and is continuing under the Credit Agreement, Agent on behalf of the Lender Group shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and any intellectual property licenses included within the Collateral and, if Agent shall commence any such suit, the appropriate Grantor shall, at the request of Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.           Agent May Perform. If any of Grantors fails to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.

12.           Agent’s Duties. The powers conferred on Agent hereunder are solely to protect Agent’s interest in the Collateral, for the benefit of the Lender Group, and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Agent accords its own property.

13.           Collection of Accounts, General Intangibles and Negotiable Collateral; Control Agreements. At any time upon the occurrence and during the continuation of an Event of Default, Agent or Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to Agent, for the benefit of the Lender Group, or that Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the Loan Documents. With respect to each Control Agreement delivered pursuant to Section 6(c), at any time upon the occurrence and during the continuation of an Event of Default, Agent shall be entitled to give any bank or securities intermediary holding the relevant deposit or securities account instructions as to the withdrawal or disposition of funds or assets held therein, all without further consent of any Grantor; provided that Agent agrees it shall not give any bank or securities intermediary such instructions unless an Event of Default has occurred and is continuing.

14.           Disposition of Pledged Interests by Agent. None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that:  (a) if Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Agent has handled the disposition in a commercially reasonable manner.

15.           Voting Rights.

(a)           Upon the occurrence and during the continuation of an Event of Default, (i) Agent may, at its option, and with 5 Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

(b)           For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Agent and the other members of the Lender Group or the value of the Pledged Interests.

16.           Remedies. Upon the occurrence and during the continuation of an Event of Default:

(a)           Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any of Grantors or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at one or more locations which are reasonably convenient to Grantors, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days notice to any of Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9611 of the Code. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Agent is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Agent.

(c)           Any cash held by Agent as Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Credit Agreement. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)           Each Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Agent shall have the right to an immediate writ of possession without notice of a hearing. Agent shall have the right to the appointment of a receiver for the properties and assets of each of Grantors, and each Grantor hereby consents to such rights and such appointment and hereby waives, to the fullest extent permitted by law, any objection such Grantors may have thereto or the right to have a bond or other security posted by Agent.

17.           Remedies Cumulative. Each right, power, and remedy of Agent as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Agent of any or all such other rights, powers, or remedies.

18.           Marshaling. Agent  shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

19.           Indemnity and Expenses.

(a)           Each Grantor agrees to indemnify Agent and the other members of the Lender Group from and against all claims, lawsuits and liabilities (including reasonable attorney’s fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or any other Loan Document to which such Grantor is a party, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Credit Agreement and the repayment of the Secured Obligations.

(b)           Grantors, jointly and severally, shall, upon demand, pay to Agent (or Agent, may charge to the Loan Account) all the Lender Group Expenses which Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (iii) the exercise or enforcement of any of the rights of Agent hereunder or (iv) the failure by any of Grantors to perform or observe any of the provisions hereof.

(c)           Grantors, jointly and severally, agree to pay, and to save Agent and the other members of the Lender Group harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, property, sales, value added, recording, document or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

20.           Merger, Amendments; Etc. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any of Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent and each of Grantors to which such amendment applies.

21.           Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Agent at its address specified in the Credit Agreement, and to any of the Grantors at their respective addresses specified in the Credit Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

22.           Continuing Security Interest: Assignments under Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the Obligations have been paid in full in cash in accordance with the provisions of the Credit Agreement and the Commitments have expired or have been terminated, (b) be binding upon each of Grantors, and their respective successors and assigns, and (c) inure to the benefit of, and be enforceable by, Agent, and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may, in accordance with the provisions of the Credit Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any eligible assignee of Lender, and such assignee of Lender shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon payment in full in cash of the Obligations in accordance with the provisions of the Credit Agreement and the expiration or termination of the Commitments, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto. At such time, Agent will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or of the Credit Agreement, any other Loan Document, or any other instrument or document executed and delivered by any Grantor to Agent nor any additional Loans made by any of the Lender Group to Borrowers, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Agent, nor any other act of the Lender Group, or any of them, shall release any of Grantors from any obligation, except a release or discharge executed in writing by Agent in accordance with the provisions of the Credit Agreement. Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Agent would otherwise have had on any other occasion.

23.           CHOICE OF LAW AND VENUE; JUDICIAL REFERENCE; WAIVER OF JURY TRIAL; SERVICE OF PROCESS.

(a)           THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

(b)           EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA LOCATED IN LOS ANGELES COUNTY AND OF THE FEDERAL COURTS LOCATED IN THE CENTRAL DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH CALIFORNIA STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH GRANTOR HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND BINDING UPON IT AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY LENDER MAY

OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS ASSETS OR PROPERTIES IN THE COURTS OF ANY JURISDICTION WHERE SUCH GRANTOR OR ITS ASSETS OR PROPERTIES MAY BE LOCATED OR IN WHICH IT OTHERWISE MAY BE SUBJECT TO JURISDICTION.

(c)           EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO (i) ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION; (ii) THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; AND (iii) ANY RIGHT IT MAY HAVE, HOWEVER ARISING, TO REMOVE OR TRANSFER ANY SUIT, ACTION OR PROCEEDING BROUGHT AGAINST IT IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENT IN A STATE COURT OF THE UNITED STATES OF AMERICA TO ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA IF SUCH FEDERAL COURT OF THE UNITED STATES OF AMERICA WOULD NOT HAVE OR ACCEPT JURISDICTION THEREOF.

(d)           ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES CONCERNING THIS AGREEMENT AND THE MATTERS CONTEMPLATED HEREBY (EACH A “CLAIM”), ARISING IN A PROCEEDING IN CALIFORNIA STATE COURT INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF THE AGENT, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE (“REFERENCE”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS PARAGRAPH. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY.

(e)           OTHER THAN WITH RESPECT TO ANY PROCEEDING IN THE STATE COURTS OF CALIFORNIA, EACH GRANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GRANTOR CERTIFIES THAT NO REPRESENTATIVE,

AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

(f)            EACH GRANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS THE ADMINISTRATIVE BORROWER, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT OR THE LOAN DOCUMENTS. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH GRANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT. EACH GRANTOR WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY HAND DELIVERY TO THE ADMINISTRATIVE BORROWER AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT. EACH GRANTOR SHALL TAKE SUCH ACTIONS AS ARE REASONABLE, INCLUDING THE EXECUTION AND FILING OF ANY AND ALL FURTHER AGREEMENTS, INSTRUMENTS AND OTHER DOCUMENTS AS MAY BE NECESSARY, TO FULLY IMPLEMENT AND EFFECT SUCH APPOINTMENTS AND TO CONTINUE THEM IN FULL FORCE AND EFFECT. EACH GRANTOR HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH GRANTOR IRREVOCABLY AGREES AND UNDERTAKES TO ENTER ITS UNCONDITIONAL APPEARANCE WITHIN FORTY-FIVE (45) DAYS AFTER THE COMPLETION OF SERVICE ON THE AUTHORIZED AGENT AS PROVIDED IN THIS SECTION.

24.           New Subsidiaries. Pursuant to Section 5.18 of the Credit Agreement, any new direct or indirect Subsidiary (whether by acquisition or creation) of Parent is required to enter into this Agreement by executing and delivering in favor of Agent an instrument in the form of Annex 1 attached hereto. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

25.           Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Agent” shall be a reference to Agent, for the benefit of the Lender Group.

26.           Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

(b)           Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)           Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)           The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)           The representation, warranties and covenants of each Grantor hereunder are joint and several.

(f)            All exhibits and schedules hereto are incorporated into this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTORS:	EMRISE CORPORATION,
a Delaware corporation

	By:	/S/ D. JOHN DONOVAN
	Name:	D. JOHN DONOVAN
	Title:	V.P. of Finance & Administration

EMRISE ELECTRONICS CORPORATION,
a New Jersey corporation

	By:	/S/ D. JOHN DONOVAN
	Name:	D. JOHN DONOVAN
	Title:	Secretary & Treasurer

CXR LARUS CORPORATION,
a Delaware corporation

	By:	/S/ D. JOHN DONOVAN
	Name:	D. JOHN DONOVAN
	Title:	Secretary & Treasurer

RO ASSOCIATES INCORPORATED,
a California corporation

	By:	/S/ D. JOHN DONOVAN
	Name:	D. JOHN DONOVAN
	Title:	Secretary & Treasurer

AGENT:	GVEC RESOURCE IV INC., as Agent

	By:	/S/ ROBERT J. ANDERSON
	Name:	Robert J. Anderson
	Title:	Authorized Signatory

	By:	/S/ PETER PAUL MENDEL
	Name:	Peter Paul Mendel
	Title:	Authorized Signatory

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